Accounts Receivable, Net	6 Months Ended
Jun. 30, 2026
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET
3.	ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consisted of the following:

	As of June 30,	As of December 31,
	2026	2025
	(Unaudited)
Accounts receivable	56,602,663	56,147,676
Less: Allowance for credit losses	(55,767,991)	(49,838,198)
Accounts receivable, net	$834,672	$6,309,476

The Group recorded credit losses of $8,644,038 and $1,094,584 for the six months ended June 30, 2026 and 2025, respectively. The credit impairment losses increased significantly in the current period, mainly because Shanghai Xiao-i has been ruled by the court to go into bankruptcy liquidation. Full expected credit losses have been recognized on the balance of accounts receivable due from this subsidiary.